Exhibit 99.3

System1, An Omnichannel Customer Acquisition Marketing Platform,

to Begin Trading on the New York Stock Exchange Today

LOS ANGELES, CA – January 28, 2022 (BUSINESS WIRE) – System1 (together with Protected.net Group, “System1” or the “Company”), an omnichannel customer acquisition marketing platform, announced today that it has been approved for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “SST.” The Company begins trading at 9:30 AM ET today, January 28, 2022.

“Our listing on the New York Stock Exchange today represents a significant milestone for our company,” said Michael Blend, Chief Executive Officer and Co-Founder of System 1. “The success of System1 is a testament to the hard work and dedication of our employees, and I am thrilled for them. To all of our business partners and early investors – thank you for believing in us. We are incredibly excited to join forces with the outstanding team from Protected, and we also welcome our new partners at Cannae Holdings, Inc. and Trebia Acquisition Corp. The resources and flexibility of being a public company will bring significant value to System1, and we look forward to our next chapter as part of the NYSE.”

About System1

System1 combines best-in-class technology & data science to operate its advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners.

For more information, visit www.system1.com.

Forward Looking Statements

This communication includes “forward-looking statements”. Forward-looking statements include, but are not limited to, statements regardingSystem1 or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this document may include, for example, statements about System1’s industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1.

The forward-looking statements contained in this document are based on System1’s current expectations and beliefs concerning future developments, and their potential effects on System1 taking into account information currently available.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the impact of COVID-19 on System1’s business; (2) the inability to maintain the listing of System1’s common stock on the NYSE following the proposed Business Combination; (3) the risk that the Business Combination disrupts current plans and operations as a result of the consummation of the Business Combination; (4) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (5) costs related to the Business Combination; (6) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (7) the possibility that System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in System1’s most recent filings with the SEC, including the Proxy Statement/Prospectus filed in connection with the Business Combination.

Contacts:

Investors

Ashley DeSimone

ICR, Inc.

Ashley.desimone@icrinc.com

Brett Milotte

ICR, Inc.

Brett.milotte@icrinc.com

Media

Dan McDermott

ICR, Inc.

Dan.mcdermott@icrinc.com

Source: System1, Inc